SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 6, 1995


                                 EQUITY AU, INC.
              (Exact Name of Registrant as Specified in its Charter


                                     Delaware
                 (State or Other Jurisdiction of Incorporation)


        33-20582                                  75-2276137
 Commission File Number                (IRS Employer Ident. No.)


                  119 Gold Lane, Mena, Arkansas        71953
            (Address of Principal Executive Offices)      (Zip Code)


                                 (407) 647-3952
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.


    On October 6, 1995, the Registrant is reporting that it has issued all of its remaining authorized class A common voting shares, in exchange for an additional $31,000 in contributed capital, which the Registrant has used to pay claim fees to the Bureau of Land Management, and for other administrative expenses.

    The board of directors has issued the remaining 11,078,855 shares of its total 99,900,000 authorized class A common stock. Of that amount, certain officers and directors received shares with 4,000,000 shares being issued to Phoenix Capital, an affiliate of director Roger Tichenor, an amount of 500,000 shares to director William Hanlon, and 3,078,885 shares to director and President Stephen Guarino.

    The following tables represent the approximate ownership of the Registrant's class B common stock, which holds the right to elect a majority of the Registrant's directors, and its class A voting common shares on October 6, 1995:


                             CLASS B - COMMON STOCK


Title of Name and address         Amount of shares     % of class
         of owner                 owned

         (C>

Common   Calistro and Peters           100,000            100.0
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794


Common   All Officers and Directors    100,000            100.0
         as a Group


                             CLASS A - COMMON STOCK


Title of:     Name and address         Amount of shares     % of class
         of owner                 owned 1/                 4/5


Common   Stephen Guarino               19,078,885           19.0
         Director, President & CEO
         1502 Route 38
         Cherry Hill, NJ 08002

Common   William Hanlon                   500,000             .5
         Director
         3412 Progress Dr.
         Ben Salem, PA 19020

Common   Bruce R. Beckman                   100,010          0.1
         Director
         16574 Glenwood
         Stillwell KS 66085

Common   Roger Tichenor                 2,000,000 /2         2.0
         Director
         73 S. Palm Ave., Ste 223
         Sarasota, FL 34326

Common   Phoenix Capital                4,000,000 /2         4.0
         73 S. Palm Ave., Ste 223
         Sarasota, FL 34326

Common   Calistro and Peters            6,603,700 /3         6.6
         James Arch, Manager
         P.O. Box 940037
         Maitland, FL 32794

Common   James Arch                     9,639,169 /3         9.6
         Director and Chairman of Board
         P.O. Box 940037
         Maitland, FL 32794

Common   Arch Family Ltd. Partnership     311,429 /3          .3
         P.O. Box 940037
         Maitland, FL 32794

Common   James Arch Trust dtd. 7/31/91    339,010 /3          .3
         P.O. Box 940037
         Maitland, FL 32794


Common   All Officers, Directors       42,572,203           43.0
         and Affiliates as a Group


    1/   Giving effect to a 2 for 3 reverse split of the shares of
the Company authorized by the Board of Directors on February 14, 1989.

    2/   Mr. Tichenor holds an ownership position with regards to
Phoenix Capital.

    3/   Entities either owned or controlled by Mr. Arch.

    4/   According to a report from the Registrant's transfer
agent, there are now approximately 99,900,000 class A common shares issued and outstanding as of the date of this report.

    5/   Percentage ownership is approximate to the nearest one-tenth of one percent.


                                    EXHIBITS

                                      None


                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Equity AU, Inc.
                                       (Registrant)



Date:   July 16,1996         By:            James Arch
                                      James Arch, Chairman